Copeland International Risk Managed Dividend Growth Fund

Supplement dated September 17, 2020

to the Copeland International Risk Managed Dividend Growth Fund (the “Fund")

Prospectus and Statement of Additional Information dated March 30, 2020

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information of the Copeland Trust (the “Trust”) dated March 30, 2020. This Supplement relates only to the Copeland International Risk Managed Dividend Growth Fund (the “Fund”).

On September 16, 2020, the Board of Trustees of Trust approved a proposal to liquidate the Fund effective by November 27, 2020 (the “Liquidation Date”). It is Copeland’s intention to liquidate the Fund’s holdings in an orderly fashion between now and the effective date and the proceeds will be invested in money market investments or held in cash. During this time, the Fund may not achieve its investment objective. On or about the Liquidation Date, all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and the Fund will then be terminated. Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.